                                                                    Exhibit 99.1

                                                           FOR IMMEDIATE RELEASE

                         FIRSTPLUS FINANCIAL GROUP, INC.
          ADDRESSES STOCKHOLDER QUESTIONS CONCERNING DISTRIBUTIONS FROM
                            THE FPFI CREDITOR TRUST

July 12, 2007

IRVING,  Texas,  /PRNewswire/  -- The Board of Directors of FIRSTPLUS  Financial
Group, Inc. (the "Company") (Pink Sheets: FPFX.PK) is issuing this press release to address stockholder inquiries and to correct misunderstandings concerning the
FPFI Creditor Trust.

In  March  1999,  two  wholly-owned  subsidiaries  of the  Company,  one of them
FirstPlus Financial, Inc. ("FPFI"), filed for reorganization under Chapter 11 of the  United  States  Bankruptcy  Code.  Under  FPFI's  plan  of  reorganization, subsequently  confirmed by the Bankruptcy Court, the assets, present and future, of FPFI were transferred to a trust (the "FPFI Creditor Trust")  administered by an  independent  trustee.  The Company has no control  over FPFI or the Creditor
Trust and has no interest in the assets of FPFI,  other than its interest in the anticipated  but uncertain  cash flow from payments from the FPFI Creditor Trust to the Company on account of the Company's  allowed unsecured claim against FPFI
(the "Intercompany Claim").

In 2002, the Company  established the FirstPlus  Financial  Group,  Inc. Grantor
Residual  Trust (the  "Grantor  Trust") and  assigned to it the  Company's  then remaining  interest in the Intercompany  Claim.  Under the terms of a settlement agreement with the  petitioners in a 2006 action against the Company,  it agreed that upon receipt by the Grantor  Trust of funds in respect of the  Intercompany
Claim,   the  Company  would  cause  the  Grantor  Trust,   subject  to  certain
limitations,  to distribute  50% of such funds annually to  stockholders  of the
Company.

The sole source of required distributions from the Grantor Trust to stockholders is distributions  from the FPFI Creditor Trust to the Grantor Trust. The Company
does not know if and when  additional  distributions  will be made from the FPFI
Creditor Trust and is unable to influence the independent trustee's decisions in this regard.

Stockholders  of the  Company  may wish to  consult  the FPFI  Creditor  Trust's website,  WWW.FPFICREDITORSTRUST.COM,  or to contact  the  independent  trustee,
David Obergfell,  at 400 North St. Paul Street,  Suite 600, Dallas, Texas 75201,
(214) 923-7592, for additional information regarding future distributions.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking  statements within the meaning of the "safe harbor" provisions under Section 21E of the Securities  Exchange Act of 1934, as
amended,  and the Private Securities  Litigation Reform Act of 1995. The Company
uses  forward-looking  statements in its description of its plans and objectives for future operations and assumptions underlying these plans and objectives,  as well as in its  expectations,  assumptions,  estimates and projections about the
Company's business and industry. These forward-looking  statements involve risks and  uncertainties.  The Company's  actual results could differ  materially from those  anticipated  in such  forward-looking  statements  as a result of certain factors as more fully described in this report.

Forward-looking  terminology  includes the words "may",  "expects",  "believes",
"anticipates",  "intends", "projects" or similar terms, variations of such terms or the negative of such terms. These  forward-looking  statements are based upon the Company's current  expectations and are subject to factors and uncertainties which could cause actual results to differ  materially  from those  described in such forward-looking  statements. The Company expressly disclaims any obligation
or   undertaking   to  release   publicly   any  updates  or  revisions  to  any
forward-looking statements contained in this report to reflect any change in its expectations or any changes in events,  conditions or circumstances on which any forward-looking statement is based.